                            GROUND LEASE AGREEMENT


                                BY AND BETWEEN

                       CAROLINA CAPITAL VENTURES, LTD.,

                                  AS LANDLORD

                                      AND

                      RALEIGH FAMILY GOLF CENTERS, INC.,

                                   AS TENANT



                      ----------------------------------

                               MARCH _____, 1997








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                               TABLE OF CONTENTS

                                                                        Page


ARTICLE I................................................................1
         Section 1.01.     Leased Premises...............................1
         Section 1.02.     Initial Term..................................1
         Section 1.03.     Use...........................................1
         Section 1.04.     Renewal Term..................................1

ARTICLE II...............................................................2
         Section 2.01.     ..............................................2
         Base Rent.......................................................2
         Section 2.02.     Payment of Rent...............................3
         Section 2.03      Base Rent During the Option Period............3

ARTICLE III..............................................................4
         Section 3.01.     Impositions...................................4
         Section 3.02.     Payment of Impositions........................5
         Section 3.03.     Payment to be Made Direct.....................5
         Section 3.04.     Payment of Bills..............................5

ARTICLE IV...............................................................6
         Section 4.01.     Casualty Insurance............................6
         Section 4.02.     Liability Insurance...........................6
         Section 4.03.     Evidence of Insurance.........................6
         Section 4.04.     Right of Landlord to Obtain Insurance.........6
         Section 4.05.     Indemnification...............................6

ARTICLE V................................................................7
         Section 5.01.     Damage to Improvements........................7

ARTICLE VI...............................................................7
         Section 6.01.     Alterations...................................7
         Section 6.02.     Right to Demolish.............................7
         Section 6.03.     Rights to Continue............................7
         Section 6.04.     Liens; End of Term............................7

ARTICLE VII..............................................................8
         Section 7.01.     Sublease and Assignment.......................8
         Section 7.02.     Liens.........................................8
         Section 7.03.     Estoppel Certificates.........................8

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ARTICLE VIII.............................................................9
         Section 8.01.     Right of Refusal..............................9

ARTICLE IX...............................................................9
         Section 9.01.     General Defaults by Tenant....................9
         Section 9.02.     Specific Defaults by Tenant..................11

ARTICLE X...............................................................12
         Section 10.01.    Notice Parties...............................12
         Section 10.02.    Right of Certain Notice Parties to
                              Obtain New Lease..........................12

ARTICLE XI..............................................................13
         Section 11.01.    Condemnation.................................13

ARTICLE XII.............................................................13
         Section 12.01.    Peaceful Enjoyment...........................13
         Section 12.02.    Title to Leased Premises.....................13

ARTICLE XIII............................................................14
         Section 13.01.    Landlord's Mortgagee.........................14

ARTICLE XIV.............................................................14
         Section 14.01.    Surrender....................................14

ARTICLE XV..............................................................15
         Section 15.01.    Notices......................................15

ARTICLE XVI.............................................................15
         Section 16.01.    Entire Agreement.............................15

ARTICLE XVII............................................................16
         Section 17.01.    Landlord Default.............................16

ARTICLE XVIII...........................................................16
         Section 18.01.    Actions Requiring Consent of
                              Tenant's Mortgagee........................16

ARTICLE XIX.............................................................16
         Section 19.01.    Governing Law................................16

ARTICLE XX..............................................................16
         Section 20.01.    Compliance with Laws.........................16
         Section 20.02.    Hazardous Materials..........................17

                                     -ii-

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ARTICLE XXI.............................................................17
         Section 21.01.    Attorney's Fees..............................17

ARTICLE XXII............................................................17
         Section 22.01.    Recording of Lease...........................17

ARTICLE XXIII...........................................................18
         Section 23.01.    Brokers......................................18

ARTICLE XXIV............................................................18
         Section 24.01.    Mediation....................................18

ARTICLE XXV.............................................................18
         Section 25.01.    Guaranty.....................................18


Attachments:

EXHIBIT A:        Leased Premises
EXHIBIT B:        Permitted Title Exceptions
EXHIBIT C:        Guaranty Agreement

                                     -iii-

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                            GROUND LEASE AGREEMENT


                  THIS GROUND LEASE AGREEMENT (this "Lease") is made and entered into as of the ____ day of March, 1997 (the "Effective Date"), by and between CAROLINA CAPITAL VENTURES, LTD., a North Carolina corporation (hereinafter called "Landlord"), and RALEIGH FAMILY GOLF CENTERS, INC., a Delaware corporation (hereinafter called "Tenant"), as follows:

                                   ARTICLE I

                  SECTION 1.01. LEASED PREMISES. Subject to the terms, provisions and conditions hereinafter set forth, and in consideration of the covenants of payment and performance stipulated herein, Landlord has leased, demised and let and by these presents does hereby lease, demise and let unto Tenant, for the uses described in Section 1.04, all those certain premises situated on Capital Boulevard in Wake County, North Carolina, more particularly described on Exhibit A attached hereto and for all purposes made a part hereof (the "Leased Premises").

                  TO HAVE AND TO HOLD the Leased Premises, together with any rights, easements, privileges, both subterranean and vertical, and the appurtenances and improvements thereunto attaching or in anywise belonging, unto Tenant, and the successors in interest and permitted assigns of Tenant, for and during the term hereinafter set forth.

                  SECTION 1.02. INITIAL TERM. Unless sooner terminated under provisions hereof, the initial term of this Lease (the "Initial Term") shall be and continue in full force and effect commencing on the Effective Date and continuing thereafter for, during and until 11:59 p.m. on the date that is twenty-five (25) years after the Effective Date. The term of this Lease may be renewed as set forth in Section 1.04.

                  SECTION 1.03. USE. Tenant may use the Leased Premises for any lawful purpose.

                  SECTION 1.04. RENEWAL TERM. So long as Tenant is not in default under the terms of this Lease, Tenant shall have the option to renew this Lease for one (1) period of five (5) years (the "Option Period") to commence at the expiration of the Initial Term. Tenant shall be deemed to have exercised its option to renew for the Option Period automatically, without act or notification being required on the part of Tenant, unless Tenant delivers written notice that it will not exercise such option to Landlord at least one hundred eighty (180) days prior to the expiration of the Initial Term. Subject to Section 2.03, the renewal of this Lease shall be upon the same terms and conditions as described in this Lease.

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                                  ARTICLE II

                  SECTION 2.01. BASE RENT. As consideration for the use and occupancy of, and as rental for, the Leased Premises, Tenant promises and agrees to pay Landlord, while this Lease remains in force and effect during the Initial Term hereof and any extension thereto (collectively, the "Term"), and in the manner hereinafter provided, and subject to the terms, provisions, and conditions hereinafter set forth, annual lease rentals (the "Base Rent") in the sums specified below, which sums shall be paid in equal monthly installments, in advance, on the first day of each calendar month during the Term; provided, however, that if the Effective Date is other than the first day of a calendar month or if this Lease expires or terminates on other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the equal monthly installment by a fraction, the numerator of which shall be the number of days of the term occurring during said commencement or expiration month, as the case may be, and the denominator of which shall be the number of days in said month. "Lease Year" means a period of one (1) year, with the first (1st) Lease Year commencing on the Effective Date and expiring on the day immediately preceding the first (1st) anniversary of the Effective Date and with each subsequent Lease Year commencing upon the expiration of the prior Lease Year.

                  Subject to Section 2.03 hereof, the Base Rent to be paid by Tenant shall be as follows:

                  (a)          for each of Lease Years one (1) through five
                               (5), One Hundred Thousand Dollars ($100,000);
                               and

                  (b)          beginning on the first day of Lease Year six
                               (6) and on each fifth anniversary thereafter
                               (the last day of Lease Year six (6) and each fifth anniversary thereafter being referred to herein as a "Change Date"), the rentals shall increase by multiplying the Base Rent that is in effect on the day immediately preceding the applicable Change Date by a fraction, the numerator of which is the CPI as of the date of the increase and the denominator of which is
                               (i) for Lease Year six (6), the CPI as of the Effective Date, and (ii) for each subsequent Change Date, the CPI as of the immediately preceding Change Date. "CPI" means the Consumer Price Index - All Items, for
                               Raleigh/Durham/Chapel Hill MSA, published most recently prior to the applicable date, or if such is no longer published, such other index which measures changes in the cost of living that may be selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld.

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                  SECTION 2.02. PAYMENT OF RENT. The rentals described in
Section 2.01 and Section 2.03 shall be in addition to all other payments to be made by Tenant as herein provided and shall be paid to Landlord without notice or demand and without abatement, deduction or set-off, except as may otherwise be expressly provided in this Lease. If any of the rentals described in
Section 2.01 or in Section 2.03 are not paid within five (5) days after the same are due, such past due payments shall bear interest from and after such five (5) day period until paid at the rate of ten percent (10%) per annum.

                  SECTION 2.03  BASE RENT DURING THE OPTION PERIOD.

                  (a) If Tenant exercises or is deemed to have exercised Tenant's right under Section 1.04 hereof to extend the term hereof for the Option Period, then the Base Rent payable by Tenant to Landlord hereunder during the Option Period shall be an amount equal to the product obtained by multiplying (x) the Fair Market Value (hereinafter defined) determined in accordance with the provisions of this Section 2.03, by (y) ten percent (10%).

                  (b) If Tenant exercises or is deemed to have exercised Tenant's rights under Section 1.04 hereof to extend the term hereof for the Option Period, then Landlord and Tenant shall attempt through negotiation to determine the fair market value of the Leased Premises as of the first day of the Option Period, assuming that (i) the Leased Premises are used for the purposes then established by Tenant, (ii) the Leased Premises are free and clear of all leases and tenancies (including this Lease), (iii) the Leased Premises are available for sale in the then market for comparable properties in the vicinity of the Leased Premises, and (iv) Landlord has had a reasonable time to locate a purchaser and that neither Landlord nor the purchaser is under any compulsion to buy or sell, and otherwise taking into account all relevant factors (such fair market value of the Leased Premises being referred to herein as the "Fair Market Value."

                  (c) If Landlord and Tenant are unable to agree upon the Fair Market Value on or before one hundred twenty (120) days before the first day of the Option Period, Landlord and Tenant shall each hire one (1) independent real estate appraiser, and such appraisers will engage a third independent real estate appraiser (individually, an "Appraiser", and collectively, the "Appraisers"). Each of the Appraisers shall be MAI certified and each shall be experienced in appraising commercial property in Wake County, North Carolina. Each of the Appraisers shall, within thirty (30) days after the date of designation of the Appraisers, determine an appraisal as to the Fair Market Value, and the parties hereto agree that the Fair Market Value shall be the average of such three (3) appraisals. Landlord and Tenant shall each pay the costs of the Appraiser selected by such party and shall share equally the cost of the third Appraiser. The Appraisers shall not have the power to add to, modify or change any of the provisions of this Lease.

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                  (d) After a determination has been made of the Fair Market
Value, the parties shall execute and deliver to each other an instrument setting forth the Base Rent for the Option Period as hereinabove determined.

                  (e) If the final determination of the Fair Market Value is not made on or before the first day of the Option Period in accordance with the provisions of this Section 2.03, then, pending such final determination, the Fair Market Value shall be deemed to be an amount equal to the Base Amount. If, based upon the final determination hereunder of the Fair Market Value, the payments made by Tenant on account of the Base Rent for the period prior to the final determination of the Fair Market Value were less than the Base Rent payable for such period, then Tenant, not later than the tenth
(10th) day after Landlord's demand therefor, shall pay to Landlord the amount of such deficiency. If, based upon the final determination hereunder of the Fair Market Value, the payments made by Tenant on account of the Base Rent for the period prior to the final determination of the Fair Market Value were more than the Base Rent payable for such period, then Landlord, not later than the tenth (10th) day after Tenant's demand therefor, shall pay to Tenant the amount of such surplus.


                                  ARTICLE III

                  SECTION 3.01. IMPOSITIONS. The term "Impositions" shall mean all taxes, assessments, and other charges by public authority, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which shall or may during the Term be assessed, levied, charged, confirmed or imposed by public authority upon or accrue or become due or payable out of or on account of or become a lien on the Leased Premises, but shall not include any income taxes, capital levy, estate, succession, inheritance or transfer taxes or similar tax of Landlord, or any corporate franchise taxes imposed upon any owner of the fee of the Leased Premises, or any income, profits or revenue tax, assessment or charge imposed upon the rent or other benefit received by Landlord under this Lease, by any municipality, county or state, the United States of America or any governmental body.

                  SECTION 3.02. PAYMENT OF IMPOSITIONS. As additional rental during the Term, Tenant will pay or cause to be paid, as and when the same shall become due, all Impositions, except that:

                               (i) All Impositions for the fiscal year or tax year in which the Initial Term of this Lease commences, as well as during the year in which the Term of this Lease expires or earlier terminates, shall be apportioned so that the Tenant shall pay its proportionate share of the Impositions which are payable in the year in which the Initial Term commences and in the year in

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                                       which the Term expires or earlier
                                       terminates, and Landlord shall likewise
                                       pay its proportionate share.

                               (ii)    Where any Imposition is permitted by
                                       law to be paid in installments, Tenant
                                       may pay such Imposition in installments
                                       as and when such installments become
                                       due; provided, however, that the amount
                                       of all installments of any such
                                       Impositions which are to become due and
                                       payable after the expiration or earlier
                                       termination of the Term shall not be
                                       apportioned (except as provided in
                                       subsection (i) hereof).

                               (iii)   The provisions of this Section 3.02
                                       shall never be construed as imposing
                                       any liability upon Tenant for the
                                       payment of any taxes, assessments or
                                       other charges imposed by city, county,
                                       state or federal laws or ordinances or
                                       any other laws or ordinances, upon the
                                       income of Landlord, or upon the
                                       transfer or passing of any interest
                                       owned by Landlord in the Leased
                                       Premises, generally known as income,
                                       inheritance, estate, succession or
                                       transfer taxes, nor shall Tenant be
                                       obligated to pay any withholding,
                                       profit or revenue tax or charge levied
                                       upon the rents payable to Landlord
                                       under the terms of this Lease, or any
                                       corporate franchise tax or corporate
                                       license fee which may be levied upon or
                                       against any successor corporate
                                       Landlord. The payment of all such
                                       taxes, assessments and other charges
                                       referred to in this Section 3.02(iii)
                                       shall be the sole liability of
                                       Landlord.

                  Landlord represents and warrants to Tenant that the Leased Premises constitute a separate and distinct tax lot for real estate tax purposes.

                  SECTION 3.03. PAYMENT TO BE MADE DIRECT. Tenant shall pay all such Impositions to be paid by it directly to the taxing authority.

                  SECTION 3.04. PAYMENT OF BILLS. Tenant shall fully and promptly pay all gas, heat, light, power, telephone, water, sewer and drainage charges and other charges by public utilities of every kind for services furnished to the improvements located on the Leased Premises for Tenant's use during the term of this Lease.

                                  ARTICLE IV

                  SECTION 4.01. CASUALTY INSURANCE. During the Term, Tenant will, at its sole cost and expense, keep and maintain an "all risk" casualty insurance policy on the building and other improvements located on the Leased Premises or any replacements or substitutions therefor in amounts sufficient to provide coverage for the full replacement cost value of the same. Such full replacement cost value shall be determined from time to time (but not more frequently than once in any forty-eight calendar months) at the request of Landlord, by one of the insurers or, at the option of Tenant, by an appraiser, engineer, architect or contractor approved in writing by Landlord (which approval shall not be unreasonably withheld) and paid by Tenant.

                  Such insurance shall be secured and maintained in a company or companies selected by Tenant and shall be carried in the name of both Landlord and Tenant, as their respective interests may appear, but shall expressly provide that any loss thereunder may be adjusted with Tenant alone, and shall be payable as set forth in Article V.

                  SECTION 4.02. LIABILITY INSURANCE. During the Term, Tenant agrees to cause to be secured and maintained in force, at Tenant's sole cost and expense, with companies selected by Tenant, commercial general liability insurance with limits (which may be effected through primary and/or excess coverage) of not less than $1,000,000.00 with respect to bodily injury or death to any number of persons in any one accident nor less than $3,000,000.00 with respect to property damage in any one accident. Landlord shall be named as an additional insured under such policy and the liability insurance required under this Section 4.02 shall be primary.

                  SECTION 4.03. EVIDENCE OF INSURANCE. Tenant shall deliver to Landlord duly executed certificates of insurance reflecting Tenant's maintenance of the insurance required under Sections 4.01 and 4.02 of this Lease. The insurance required under such sections shall be cancelable only upon at least sixty (60) days prior written notice to Landlord.

                  SECTION 4.04. RIGHT OF LANDLORD TO OBTAIN INSURANCE. In the event of the failure of Tenant to maintain insurance required by this Article IV, Landlord may give notice of such failure to Tenant, and if such failure continues for ten (10) days after such notice, Landlord may at its election (but shall not be obligated to) procure such insurance as may be necessary to comply with the above requirements, and Tenant agrees to repay the cost of same to Landlord on demand, with interest thereon at ten percent (10%) per annum until paid.

                  SECTION 4.05. INDEMNIFICATION. Except as otherwise expressly provided in this Lease to the contrary, Landlord shall not be liable to Tenant, or to Tenant's agents, servants or employees or third parties for any damage to person or property caused by the negligence or intentional torts of Tenant, or its agents, servants or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage. Except as otherwise expressly provided in this Lease to the contrary, Tenant shall not be liable to Landlord, or to Landlord's agents, servants or employees for any damage to person or property caused by the negligence or intentional torts of Landlord, or its agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all liability and claims for any such damage and from all liability and claims arising either prior to or subsequent to execution of this Lease which are not specifically assumed by Tenant or disclosed by Landlord in this Lease.

                                   ARTICLE V

                  SECTION 5.01. DAMAGE TO IMPROVEMENTS. Should any improvements during the Term of this Lease be wholly or partially destroyed or damaged by fire, or any other casualty whatsoever, Tenant, in its sole discretion, shall do one of the following, all at its cost and expense: (a) repair, replace, restore or reconstruct the same, subject to Tenant's rights under Section 6.02; (b) demolish the ruins and construct new improvements; or
(c) demolish and remove the ruins and grade the Leased Premises to the level of the adjoining sidewalk.

                  It is agreed that all casualty insurance proceeds shall be paid to Tenant. In the event of any such casualty, the rental and other payments herein provided for shall not be abated and the happening of any such casualty shall not cause the termination of this Lease.

                                  ARTICLE VI

                  SECTION 6.01. ALTERATIONS. So long as Tenant is not in default under the terms of this Lease, Tenant shall have the right, from time to time, to make, at its sole cost and expense, additions, alterations and changes in or to the improvements that are located upon the Leased Premises.

                  SECTION 6.02. RIGHT TO DEMOLISH. So long as Tenant is not in default under the terms of this Lease, Tenant shall have the right to demolish any improvements now or hereafter situated on the Leased Premises and to remove the same from the Leased Premises without the prior written consent of Landlord.

                  SECTION 6.03. RIGHTS TO CONTINUE. The demolition and removal of any then existing improvements and the construction of new improvements by Tenant upon the Leased Premises at any time or times pursuant to the terms hereof shall not exhaust the rights of Tenant to do the same at any future time or times during the Term, and Tenant may exercise the rights granted to it in Section 6.01 at any time or times and from time to time during the Term.

                  SECTION 6.04. LIENS; END OF TERM. Tenant shall have no right, authority or power to bind Landlord, or any interest of Landlord in the Leased Premises, for any claim for labor or material or for any other charge or expense incurred in the erection and construction of any improvements, or any change, alteration or addition thereto, nor to render such Leased Premises liable to any lien or right of lien for any labor or material, and Tenant shall in no way be considered as the agent of Landlord in the construction, erection or operation of any improvements.

                  Upon the termination of this Lease, whether by expiration of the Term or by reason of default on the part of Tenant, or for any other reason whatsoever, all improvements located on the Leased Premises shall merge with the freehold estate and become the property of Landlord as a part of the realty, free and clear of any burdens placed upon Tenant's leasehold estate.

                                  ARTICLE VII

                  SECTION 7.01. SUBLEASE AND ASSIGNMENT. At any time during the Term, Tenant shall have and is hereby granted the right freely to sublet all or any portion of the Leased Premises.

                  Tenant shall have the right to assign Tenant's interest in the leasehold estate created hereby without obtaining Landlord's approval or consent. Any assignee shall expressly assume all liabilities and obligations of Tenant under this Lease which will accrue after the effective date of such assignment. Tenant also shall furnish to Landlord a copy of such instrument of assignment and assumption as herein provided. No such assignment or subletting by Tenant shall relieve Tenant of any covenants or obligations under this Lease and Tenant shall remain fully liable hereunder.

                  SECTION 7.02. LIENS. Tenant may mortgage, pledge or otherwise hypothecate Tenant's interest in the leasehold estate created hereby, except that any mechanic's or materialmen's lien shall be released of record or bonded to Landlord's reasonable satisfaction upon demand by Landlord; provided, however, Tenant shall be permitted to contest the validity of any such lien as long as the interests of Landlord are not jeopardized thereby. No mortgage, pledge, lien or encumbrance shall in any way affect or encumber Landlord's fee title and estate in and to the Leased Premises and shall be expressly subject and subordinate to the rights and estate of Landlord hereunder.

                  SECTION 7.03. ESTOPPEL CERTIFICATES. Landlord and Tenant shall, from time to time, without additional consideration, execute and deliver (x) an estoppel certificate consisting of statements, if true (and if not true, setting forth the true state of facts as Landlord or Tenant views them), that (i) this Lease is in full force and effect, with rental paid through the date of such estoppel; (ii) this Lease has not been modified or amended; (iii) Landlord and Tenant are not then in default; (iv) Tenant and Landlord have fully performed all of Tenant's and Landlord's obligations thereunder; and (v) such other statements as reasonably may be required by Tenant or by Tenant's mortgagee, or by Landlord or by Landlord's mortgagee, and (y) and such further certificates and instruments of a similar nature setting forth factual matters and/or evidencing the agreement of Landlord or Tenant to the mortgage or other hypothecation by the Tenant or Landlord of the interest created hereby as may be reasonably requested by Tenant or any mortgagee of Tenant or Landlord or any mortgagee of Landlord.

                                 ARTICLE VIII

                  SECTION 8.01. RIGHT OF REFUSAL. Landlord hereby grants to Tenant a right of first refusal (the "Right of Refusal") during the Term to purchase the fee simple title to the Leased Premises, including all rights, title, and interest of Landlord under this Lease, upon the terms, provisions, and conditions of this Section 8.01. Landlord shall not convey, assign or otherwise transfer the fee simple title to the Leased Premies or any portion thereof to any third party without first complying with the provisions of this
Section 8.01. If during the Term Landlord receives a bona fide written offer from an independent third party to purchase all or a portion of the Leased Premises from Landlord (any such offer being referred to herein as an "Offer"), then Landlord shall offer to Tenant in writing (the "Refusal Notice") the right to purchase the Leased Premises or the applicable portion thereof on the terms set forth in the Offer. The Refusal Notice shall include a copy of the Offer. Tenant shall exercise its Right of Refusal, if at all, by written notice to Landlord within fifteen (15) days after the date the Refusal Notice is received by Tenant (the "Refusal Election Period"). If Tenant does not exercise its Right of Refusal prior to the expiration of the Refusal Election Period, Tenant shall be deemed to have not exercised the Right of Refusal and Landlord may thereafter sell all or the applicable portion of the Leased Premises on the terms set forth in the Offer to the party that submitted the Offer without regard to Tenant's rights under this Section 8.01; provided, however, that if Landlord does not consummate any such sale within ninety (90) days after the end of the Refusal Election Period, then Landlord may not consummate any such sale without again making an offer to Tenant as contemplated by this Section 8.01. Nothing contained in this Section 8.01 limits or impairs Tenant's other rights hereunder as tenant of the Leased Premises for the Term. Notwithstanding the provisions of this Section 8.01, the exercise by Charles B. Shearon ("Shearon") of Shearon's option to purchase certain land from Landlord pursuant to that certain Option Agreement by and between Landlord and Tenant dated as of March 12, 1997, and/or any subsequent, similar transaction which results in the replacement of the southern portion of the Leased Premises with equal acreage along the eastern boundary of the Leased Premises, shall not constitute an Offer for purposes of effecting Tenant's Right of Refusal.

                                  ARTICLE IX

                  SECTION 9.01. GENERAL DEFAULTS BY TENANT. Subject to Section 10.02, if Tenant should:

                  (A) default in the payment of any installment of rent, imposition, utility charge or other liquidated sum of money herein stipulated to be paid by Tenant, and if such default shall continue for a period of fifteen (15) days after such payment is due, or

                  (B) fail to perform any covenant imposed upon Tenant hereunder which does not involve the payment of a liquidated sum of money, and if any such default specified in this clause (B) shall continue for a period of thirty (30) days after notice of said default has been given to Tenant by Landlord, then Landlord may, at Landlord's election:

                  (1) with or without terminating this Lease, immediately or at any time thereafter re-enter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy or abide by any term, condition, covenant, agreement or obligation of this Lease and Tenant shall fully reimburse and compensate Landlord on demand for the costs incurred by Landlord in doing so;

                  (2) declare this Lease canceled and terminated, in which event this Lease shall terminate as if that were the day originally fixed herein for expiration of the term of this Lease, and Landlord, the agents or representatives of Landlord, shall have the right, without further demand or notice, to re-enter and take possession of the Leased Premises, with or without process of law, and remove all persons and their property from the Leased Premises without being deemed guilty of any manner of trespass, and be entitled to recover forthwith as damages a sum of money equal to the total of (A) the cost of recovering the Leased Premises (including, without limitation, attorneys' fees and costs of suit), (B) any unpaid rents owed at the time of termination, plus interest thereon from due date at the rate of ten percent (10%) per annum, (C) the present value of the balance of the rent for the remainder of the term of this Lease less the present value of the fair market rental value of the Leased Premises for said period (in each case using a discount rate of eight percent (8%) per annum), and (D) any other sum of money and damages owed by Tenant to Landlord; provided, however, that Landlord may not so cancel or terminate this Lease if any such default specified in clause (B) cannot reasonably be corrected within such thirty (30) day period for so long as Tenant proceeds in good faith and with due diligence to remedy and correct such default and such default is in fact cured on or before one hundred eighty (180) days after such notice of said default has been given to Tenant; or

                  (3) Landlord may terminate Tenant's right of possession (but not this Lease) and may repossess the Leased Premises by forcible entry or detainer suit or otherwise without demand or notice of any kind to Tenant and without terminating this Lease, and remove all persons or property therefrom, using such force as may be necessary (Tenant hereby waiving any claim by reason of such reentry, repossession or removal or by issuance of any distress warrant or writ of sequestration), in which event Landlord may (but shall be under no obligation to do so unless required by law), relet the Leased Premises or any part thereof for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting

         Landlord is authorized to make any repairs, changes, alterations or additions in or to the Leased Premises, or provide leasing inducements or brokerage commissions that may be necessary or convenient, and (A) if Landlord shall fail or refuse to relet the Leased Premises, or (B) if the Leased Premises is relet and a sufficient sum shall not be realized from such reletting (after paying the unpaid amounts due hereunder earned but unpaid at the time of reletting plus interest thereon at a rate of ten percent (10%) per annum, the cost of recovering possession [including, without limitation, attorneys' fees and costs of suit], all of the costs and expenses of such repairs, changes, alterations and additions and all other expenses of such reletting [including, without limitation, leasing inducements and brokerage commission] and of the collection of the rent accruing therefrom) to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods or, if the Leased Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time as the same accrues or becomes due. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 9.01 from time to time on one or more occasions without Landlord being obligated to wait until expiration of the term of this Lease, and no delivery or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

No waiver of any breach of any covenant or provision of this Lease shall be construed to be a waiver of any other or subsequent breach of the same or of any other covenant or provision, and the acceptance of rental after default shall not be a waiver of the right to demand payment of any subsequent installment of rent on the day it becomes due. In the event that Landlord elects to declare this Lease canceled and terminated as herein provided, all Improvements shall be and become the absolute and unconditional property of Landlord, free and clear of any mortgage, lien or other encumbrance created by Tenant and permitted by Landlord.

                  SECTION 9.02. SPECIFIC DEFAULTS BY TENANT. If Tenant should
(i) file a voluntary or involuntary petition in bankruptcy which is not dismissed or discharged within ninety (90) days of filing, (ii) make an assignment for the benefit of creditors, or (iii) have a receiver appointed for all or substantially all of its assets and not cause such receivership to cease within one hundred eighty (180) days after such appointment, then Landlord may exercise the remedies specified in Section 9.01, including the right to terminate this Lease, but without Tenant having the additional one hundred eighty (180) day grace period described in Section 9.01.

                                   ARTICLE X

                  SECTION 10.01. NOTICE PARTIES. As used herein, "Notice Party" means any person or entity (I) which is a mortgagee who holds a mortgage which burdens all or any part of Tenant's leasehold interest under this Lease, and (II) whose name and address for notice purposes has been furnished by Tenant to Landlord. Landlord shall give each Notice Party a duplicate copy of any and all notices of default or other notices in writing which Landlord may give or serve upon Tenant pursuant to the terms of this Lease, and any such notice shall not be effective until said duplicate copy is given to such Notice Party. A different address may be designated by such Notice Party by written notice delivered to Landlord from time to time. Any such Notice Party may, at its option, at any time before the rights of Tenant shall have been forfeited to the Landlord as provided for in this Lease, cure in full any default by Tenant under this Lease, any such cure in full shall be as effective to prevent a forfeiture of the rights of Tenant hereunder as the same would have been if done and performed by Tenant instead of by any such Notice Party. In no event shall Landlord be required to accept from a Notice Party partial cure of any default by Tenant under this Lease and no Notice Party shall have any rights on account of such partial cure, even if accepted by Landlord.

                  No such mortgagee or trustee of the rights and interests of Tenant hereunder shall be or become liable to Landlord as an assignee of this Lease until such time as said mortgagee or trustee shall by foreclosure or other appropriate proceedings in the nature thereof, or as the result of any other action or remedy provided for by such mortgagee or deed of trust, or by proper conveyance from Tenant, either acquire the rights and interests of Tenant under the terms of this Lease or actually take possession of the Leased Premises, whichever occurs earlier, and such liability of said mortgagee or trustee shall terminate upon such mortgagee's or trustee's assigning such rights and interests to another party or relinquishing such possession, as the case may be.

                  SECTION 10.02. RIGHT OF CERTAIN NOTICE PARTIES TO OBTAIN NEW LEASE. Upon termination of this Lease pursuant to Section 9.02, the Notice Party, if any, who holds a first lien on Tenant's leasehold estate under this Lease shall have the option, upon written notice to Landlord given not later than ninety (90) days after receipt of written notice from Landlord of such termination, to elect to receive, in its own name or in the name of its nominee, from Landlord a new lease of the Leased Premises for the unexpired balance of the Term, on the same terms and conditions as in this Lease set forth, and Landlord agrees to execute such lease provided:

                  (i) the Notice Party shall forthwith cure any default of Tenant; and

                  (ii) the Notice Party or its nominee shall thereafter observe and perform all covenants and conditions in said lease contained on the part of Tenant to be observed and performed.

Any such new lease, by virtue of the recording of this Lease or a memorandum thereof, shall have priority equal to this Lease.

                                  ARTICLE XI

                  SECTION 11.01. CONDEMNATION. As used herein, "Condemnation" or "Condemned" means a taking by the government of the United States of America, the State of North Carolina, the County of Wake, or any government or power whatsoever, or by any corporation under the right of eminent domain, or a condemnation by any court, city, state, county or governmental authority or office, department or bureau of the city, county, state or the United States of America.

                  (a) If only Landlord's interest in the Leased Premises (but not the leasehold estate of Tenant under this Lease nor in any improvements located on the Leased Premises) is Condemned in whole or in part, then this Lease shall not be affected thereby and all proceeds of such Condemnation shall be paid to Landlord.

                  (b) If only Tenant's leasehold estate under this Lease and/or in the improvements shall be Condemned in whole or in part, then this Lease shall not be affected thereby and all proceeds of such Condemnation shall be paid to Tenant, except that if such condemnation affects a material portion of the Leased Premises, then Tenant shall have the right to terminate this Lease by giving notice thereof to Landlord on or prior to the thirtieth (30th) day after such Condemnation, in which case Landlord shall have the right to receive the entire award for such condemnation.

                                  ARTICLE XII

                  SECTION 12.01. PEACEFUL ENJOYMENT. Subject to all of the terms and provisions of this Lease, Landlord covenants and warrants that Tenant, on paying the rental and other payments herein provided and performing and observing all of its covenants and agreements herein contained and provided, shall and may peaceably and quietly have, hold, occupy, use and enjoy, and shall have the full, exclusive and unrestricted use and enjoyment of, the Leased Premises during the Term.

                  SECTION 12.02. TITLE TO LEASED PREMISES. Landlord covenants to Tenant that Landlord owns good and marketable title to the Leased Premises, subject only to the matters listed on Exhibit B attached hereto and made a part hereof, to the extent the same are valid and in force and effect as to the Leased Premises, and Landlord agrees to warrant and forever defend the title to the Leased Premises against the claims of any and all persons whomsoever lawfully (or otherwise) claiming the same or any part thereof.

                                 ARTICLE XIII

                  SECTION 13.01. LANDLORD'S MORTGAGEE. Any and all mortgages on the fee title or reversionary interest of Landlord in the Leased Premises shall be subject and subordinate to this Lease; provided, however, that nothing contained herein shall restrict or otherwise impair the right of Landlord to transfer, convey, sell, mortgage or otherwise deal with the fee to the Leased Premises or affect the right of Landlord to assign this Lease and the rental and other sums payable hereunder as further collateral security for any such fee mortgage or otherwise, and Tenant agrees to honor any such assignment from and after receipt of an executed copy thereof; and Tenant further agrees that while any such mortgage or other encumbrance is in force, and if Tenant shall have been given written notice thereof and the name and address of the mortgagee and/or trustee, Tenant shall give said mortgagee or trustee a duplicate copy of any and all notices of default or other notices in writing which Tenant may give or serve upon Landlord pursuant to the terms of this Lease, and any such notice shall not be effective until said duplicate copy is given to such mortgagee or trustee. A different address may be designated by such mortgagee or trustee by written notice delivered to Tenant from time to time. Any such mortgagee and/or trustee may, at its option, at any time before any rights of the Tenant shall have accrued as a result of any default of Landlord hereunder, make any payment or do any other act or thing required of the Landlord by the terms of this Lease; and all payments so made and all things so done or performed by any such mortgagee and/or trustee shall be as effective to prevent accrual of any rights of Tenant hereunder as the same would have been if done and performed by the Landlord instead of by any such mortgagee or trustee. No such mortgagee or trustee of the rights and interests of the Landlord hereunder shall be or become liable to Tenant as an assignee of this Lease until such time as said mortgagee or trustee shall by foreclosure or other appropriate proceedings in the nature thereof, or as the result of any other action or remedy provided for by such mortgagee or deed of trust, or by proper conveyance from Landlord, acquire the rights and interests of the Landlord under the terms of this Lease, and such liability of said mortgagee or trustee shall terminate upon such mortgagee's or trustee's assigning such rights and interests to another party.

                                  ARTICLE XIV

                  SECTION 14.01. SURRENDER. Tenant covenants and agrees to and with Landlord that upon termination of this Lease (subject, however, to Section 10.02), whether by lapse of time or because of any of the conditions or provisions contained herein, Tenant will peaceably and quietly yield up and surrender possession to Landlord of the Leased Premises and all buildings and permanent improvements and other properties herein provided to be the property of Landlord on termination hereof without disturbance or molestation thereof.

                                  ARTICLE XV

                  SECTION 15.01. NOTICES. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses as follows:

         If to Landlord, to:                Carolina Capital Ventures, Ltd.
                                            8925 Lindenshire Road
                                            Raleigh, North Carolina 27615
                                            Attention: Mark Robertson

         If to Tenant, to:                  Family Golf Centers, Inc.
                                            225 Broadhollow Road, Suite 106E
                                            Melville, NY 11747
                                            Attention: General Counsel

Notices given in the manner aforesaid shall be deemed to have been given three
(3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

                                  ARTICLE XVI

                  SECTION 16.01. ENTIRE AGREEMENT. This agreement embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless such are in writing and executed by both Landlord and Tenant. No waiver or waivers of any breach or default or any breaches or defaults by either party of any term, condition or liability of or performance by the other party of any duty or obligation hereunder, including without limitation, the acceptance by Landlord or payment by Tenant of any rentals at any time or in any manner other than as herein provided shall be deemed a waiver thereof, nor shall any such waiver or waivers be deemed or construed to be a waiver or waivers of subsequent breaches or defaults of any kind, character or description under any circumstances. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

                                 ARTICLE XVII

                  SECTION 17.01. LANDLORD DEFAULT. In the event Landlord defaults in undertaking the performance of any of Landlord's covenants or obligations herein contained for a period of thirty (30) days next following the date on which Landlord receives written notice given by Tenant to Landlord as provided herein asserting such default of Landlord, Tenant shall have the right (but shall not be obligated), at Tenant's sole election, to perform Landlord's covenants or obligations which Tenant asserts to be in default, at the expense of Landlord, and to make claim against Landlord for an amount equal to the cost incurred by Tenant in so doing, together with interest thereon at the rate of ten percent (10%) per annum from the date incurred by Tenant until repaid by Landlord.

                                 ARTICLE XVIII

                  SECTION 18.01. ACTIONS REQUIRING CONSENT OF TENANT'S MORTGAGEE. So long as there shall be a leasehold mortgage on the leasehold estate of Tenant hereunder, this Lease shall not, without the prior written consent of the leasehold mortgagee (as defined below), terminate by merger in the event Tenant shall acquire the fee estate to any portion of the Leased Premises. As used herein, the term "leasehold mortgagee" shall mean and include the trustee, beneficiary and mortgagee named in any deed of trust or mortgage which is a lien on the leasehold estate of Tenant hereunder.

                                  ARTICLE XIX

                  SECTION 19.01. GOVERNING LAW. This Lease shall be governed by the laws of the State of North Carolina, and the covenants contained herein shall be deemed performable in Wake County, North Carolina. The proper venue for any suit brought in connection with this Lease shall be the appropriate local, state or federal court in Wake County, North Carolina.

                                  ARTICLE XX

                  SECTION 20.01. COMPLIANCE WITH LAWS. As used in this Lease, "Legal Requirements" shall mean any applicable law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and "Governmental Authority" shall mean the United States, the state, county, city and political subdivisions in which the Leased Premises are located or which exercise jurisdiction over the Leased Premises, and any agency, department, commission, board, bureau or instrumentality of any of them which exercise jurisdiction over the Leased Premises. Throughout the Term, at Tenant's own cost and expense, Tenant shall conform to and substantially comply with all Legal Requirements affecting the Leased Premises.

                  SECTION 20.02. HAZARDOUS MATERIALS. Landlord represents that, to the best of Landlord's knowledge, as of the Effective Date, no substances, materials or wastes subject to regulation by Legal Requirements from time to time in effect concerning hazardous, toxic or radioactive materials ("Hazardous Materials") are located on the Leased Premises in violation of Legal Requirements. Landlord shall indemnify, protect, defend (with counsel reasonably approved by Tenant) and hold Tenant, and the officers, directors, shareholders, employees and agents of Tenant, harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs and liabilities, including reasonable attorneys' fees incurred, that arise directly or indirectly from or in connection with the presence, suspected presence, Release (as defined below), or suspected Release of Hazardous Materials prior to or in existence as of the Effective Date arising out of, in connection with or by reason of the action or inaction of Landlord, or Landlord's officers, directors, partners, agents, employees, contractors, subtenants, invitees or visitors, including such costs as are attributable to periods of time prior to the Effective Date. As used in this Lease, "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

                  Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord, and the officers, directors, shareholders, employees and agents of Landlord, harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs and liabilities, including reasonable attorneys' fees incurred, that arise directly or indirectly from or in connection with the presence, suspected presence, Release, or suspected Release of Hazardous Materials after the Effective Date arising out of, in connection with or by reason of the action or inaction of Tenant, or Tenant's officers, directors, partners, agents, employees, contractors, subtenants, invitees or visitors.

                                  ARTICLE XXI

                  SECTION 21.01. ATTORNEY'S FEES. If either party hereto commences legal proceedings against the other party hereto with respect to this Lease, and if such commencing party prevails in such proceedings, then the non-prevailing party shall pay the prevailing party's reasonable legal fees and costs of suit.

                                 ARTICLE XXII

                  SECTION 22.01. RECORDING OF LEASE. Tenant may not record this Lease in the real property records of Wake County, North Carolina. At the request of either party hereto, both parties hereto shall execute and acknowledge a memorandum of this Lease to be recorded in the real property records of Wake County, North Carolina, in a form and of a content reasonably acceptable to Landlord and Tenant, and at the expense of the requesting party, containing such terms as may be necessary to place third parties on notice of Tenant's rights under this Lease.

                                 ARTICLE XXIII

                SECTION 23.01. BROKERS. Landlord shall be responsible for any fee owed to Mr. David Peebles and/or Blue Sky Commercial (collectively, "Landlord's Brokers"). Other than Landlord's Brokers, each party hereto warrants and represents that it has not dealt with a broker or intermediary entitled to any compensation in connection with this Lease or Tenant's use of the Leased Premises. Each party hereby agrees to hold the other party, its officers, directors, shareholders, affiliates, employees, agents and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commissions or other fees by any other broker or agent acting or purporting to have acted on behalf of such party.

                                 ARTICLE XXIV

                SECTION 24.01. MEDIATION. The parties agree to submit any unresolved disputes under this Lease to non-binding mediation to be conducted in accordance with the rules governing mediated settlement conferences in Superior Court as promulgated, from time to time, by the North Carolina Supreme Court. Such mediation shall take place in Raleigh, North Carolina.

                                  ARTICLE XXV

                SECTION 25.01. GUARANTY. Family Golf Centers, Inc., has executed a Guaranty Agreement of even date herewith in the form attached hereto as Exhibit C to guaranty to Landlord certain of Tenant's obligations hereunder as more particularly described therein.

                  IN WITNESS WHEREOF, this Lease is made and entered into in multiple original counterparts as of the date and year first above written.

                                                 CAROLINA CAPITAL VENTURES, LTD.


                                                 By: __________________________
                                                 Name:_________________________
                                                 Title:________________________


                                              RALEIGH FAMILY GOLF CENTERS, INC.


                                                 By:___________________________
                                                 Name:_________________________
                                                 Title:________________________